LOCK-UP AGREEMENT

                                 April 14, 2004


YDI Wireless, Inc.
8000 Lee Highway
Falls Church, VA  22042
Attn: Chief Executive Officer

To Whom It May Concern:

     This Lock-up Agreement (this "Agreement") is being signed in connection
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with that certain Agreement and Plan of Merger and Reorganization, dated as of
April 14, 2004 (the "Merger Agreement"), among YDI Wireless, Inc., a Delaware
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corporation ("Parent"), T-Rex Acquisition Corporation, a Washington corporation
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and wholly owned subsidiary of Parent, and Terabeam Corporation, a Washington corporation. Capitalized terms used in this Agreement without definition have the meanings given to those terms in the Merger Agreement.

     In recognition of the benefit that the Merger will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, the undersigned hereby agrees to the following:

     1. Without the prior written consent of Parent, except as otherwise specifically set forth herein, the undersigned will not, during the period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (the "Final Release Date"), (a) offer, pledge, sell, contract to
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sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise dispose of, directly or indirectly, any equity securities of Parent issued to the undersigned pursuant to the Merger Agreement (the "Restricted Shares"), or
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(b) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Restricted Shares, whether any such transaction described in clause (a) or (b) above (each, a "Transfer") is to be settled by delivery of
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common stock or other securities, in cash, or otherwise.

     2. Notwithstanding the foregoing:

        (a) at any time from the date that is 180 days after the Closing Date until the date that is 270 days after the Closing Date and subject to compliance with any applicable laws, regulations and other applicable restrictions, the undersigned shall be permitted to engage in any Transfers of Restricted Shares, provided that at all times during such three-month period the undersigned retains at least 50% of the Restricted Shares; and

        (b) at any time from the date that is 270 days after the Closing Date until the Final Release Date and subject to compliance with any applicable laws, regulations and other





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applicable restrictions, the undersigned shall be permitted to engage in any
Transfers of Restricted Shares, provided that at all times during such three-month period the undersigned retains at least 25% of the Restricted Shares; it being expressly understood that following the Final Release Date, the undersigned shall be permitted to engage in any Transfers of Restricted Shares without any restriction whatsoever under this Agreement.

     3. Notwithstanding the foregoing, the undersigned may engage in any of the following Transfers of Restricted Shares at any time: (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein and a copy of that writing is given to Parent before the Transfer; (ii) to any trust for the direct or indirect benefit of any of the undersigned or the immediate family of any of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and a copy of that writing is given to Parent before the Transfer; or (iii) as a distribution to shareholders, partners or members of any of the undersigned, provided that such shareholders, partners or members agree to be bound in writing by the restrictions set forth herein and a copy of that writing is given to Parent before the Transfer. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

     4. Notwithstanding the foregoing, if the Merger Agreement is terminated prior to the Effective Time, this Agreement will terminate at the same time as the Merger Agreement.

     5. The undersigned acknowledges that Parent is relying on the agreements of the undersigned set forth herein in making its decision to enter into the aforementioned Merger Agreement.

     6. The undersigned agrees that, if so requested by Parent, any certificate representing any Restricted Shares shall bear a legend stating that they are subject to this Agreement.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to principles of conflict of laws.

     8. This Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the undersigned has executed this Agreement, or caused this Agreement to be executed by its duly authorized representative, as of the date first set forth above.

Very truly yours,

SOFTBANK CAPITAL PARTNERS, L.P.

     By:  SOFTBANK Capital Partners, LLC, its general partner

     By: /s/ Steven J. Murray
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     Name:  Steven J. Murray
     Title:  Administrative Member

SOFTBANK CAPITAL LP

     By:  SOFTBANK Capital Partners, LLC, its general partner

     By: /s/ Steven J. Murray
         -------------------------------------------------
     Name:  Steven J. Murray
     Title:  Administrative Member

SOFTBANK CAPITAL ADVISORS FUND LP

     By:  SOFTBANK Capital Partners, LLC, its general partner

     By: /s/ Steven J. Murray
         -------------------------------------------------
     Name:  Steven J. Murray
     Title:  Administrative Member

ADDRESS FOR EACH OF THE STOCKHOLDERS SHOWN ABOVE:

SOFTBANK, Inc.
1188 Centre Street
Newton Center, MA  02459
Attn:  David Kimelberg
Facsimile No.: (617) 928-9304

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ACCEPTED, ACKNOWLEDGED AND AGREED,
as of the date indicated below:

YDI Wireless, Inc.


By: /s/ Robert E. Fitzgerald
    ------------------------
Name:  Robert E. Fitzgerald
Title:  Chief Executive Officer

Dated:  April 14, 2004


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